UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 25, 2026

Valley National Bancorp

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza, New York, New York	10119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 305-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Common Stock, no par value	VLY	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series A, no par value	VLYPP	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series B, no par value	VLYPO	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series C, no par value	VLYPN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 25, 2026, Valley National Bancorp, a New Jersey corporation (“Valley”) and Providence Financial Corporation, an Illinois corporation (“Providence”) issued a joint press release (the “Press Release”) announcing their entry into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the terms and conditions set forth therein, Providence will merge with and into Valley (the “Merger”), with Valley surviving the Merger as the surviving corporation. Immediately following the Merger, Providence Bank & Trust, a bank chartered under the laws of the State of Illinois and a wholly-owned subsidiary of Providence, will merge with and into Valley National Bank, a national banking association and wholly-owned subsidiary of Valley (the “Bank Merger”), with Valley National Bank surviving the Bank Merger as the surviving bank.

A copy of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference. In connection with the announcement of the Merger Agreement, Valley also issued an investor presentation containing information regarding the Merger, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2 and which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Valley National Bancorp and Providence Financial Corporation, dated August 25, 2026.

99.2	Investor presentation of Valley National Bancorp, dated as of August 25, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to, among other things, Valley’s strategy, plans, beliefs, goals, intentions, and expectations regarding the proposed transaction between Valley and Providence; the issuance of common stock of Valley contemplated by the Agreement and Plan of Merger by and between Valley and Providence (the “merger agreement”); the expected filing by Valley with the Securities and Exchange Commission (the “SEC”) of a registration statement on Form S-4 (the “registration statement”) and a prospectus of Valley and a proxy statement of Providence to be included therein (the “proxy statement/prospectus”); its ability to achieve its financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies, and other anticipated benefits from the proposed transaction; and other statements that are not historical facts. Forward-looking statements typically contain words such as “anticipate,” “believe,” “potential,” “will,” “estimate,” “plans,” “approximately,” “opportunity,” “expect,” “position,” “pro forma,” “proposed,” “intend” or similar expressions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in Valley’s most recent Annual Report on Form 10-K for the year ended December 31, 2025, in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended June 30, 2026, and other risks and uncertainties listed from time to time in Valley’s reports and documents filed with the SEC, each of which is filed with the SEC and available in the “Financials” section of Valley’s website at https://ir.valleynationalbank.com, under the heading “SEC Filings” and in other documents Valley files with the SEC. Additional factors that could cause actual results to differ materially from those in forward-looking statements include: the ability to obtain required regulatory or other approvals or meet other closing conditions to the merger agreement on the expected terms and schedule; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the failure to obtain the necessary approval by the shareholders of Providence; the acquisition may not be timely completed, if at all; difficulties and delays in integrating Valley’s and Providence’s businesses or fully realizing cost savings and other benefits; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Valley and Providence to terminate the merger agreement; the outcome of any legal or regulatory proceedings that may be currently pending or later instituted against Valley or Providence; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; business disruption prior to the completion of the acquisition or following the proposed transaction; Valley’s and Providence’s ability to execute their respective business strategies; the ability by each of Valley and Providence to obtain required governmental approvals of the transaction on the timeline expected, or at all, and the risk that such approvals may result in the imposition of adverse regulatory conditions; reputational risks and risks relating to the reaction of Valley’s and Providence’s customers, employees, suppliers or other business parties to the proposed transaction, including the effects on their respective ability to attract or retain customers and key personnel; diversion of management time and attention from ongoing business operations to acquisition-related issues; the dilution caused by Valley’s issuance of additional shares of its capital stock in connection with the transaction; and general competitive, economic, political and market conditions and other factors that may affect future results of Valley and Providence. These and various other factors are discussed in Valley’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC, and other reports and statements Valley has filed with the SEC. Copies of the SEC filings for Valley may be downloaded from the Internet at no charge from https://ir.valleynationalbank.com.

Valley can give no assurance that any goal, plan, expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. Forward-looking statements speak only as of the date they are made and are based on information available at the time. Valley does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. These forward-looking statements are not guarantees of future performance and are based on expectations and assumptions Valley currently believes to be valid. Because forward-looking statements relate to future results and occurrences, many of which are outside of Valley’s control, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many possible events or factors could adversely affect the future financial results and performance of Valley, Providence or the combined company and could cause those results or performance to differ materially from those expressed in or implied by the forward-looking statements.

Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. Except to the extent required by applicable law or regulation, Valley disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Additional Information and Where to Find It

Valley intends to file with the SEC a registration statement on Form S-4 to register the shares of Valley common stock to be issued to the shareholders of Providence in connection with the proposed transaction. The registration statement will include a proxy statement/prospectus, which will be sent to the shareholders of Providence in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY ARE AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VALLEY, PROVIDENCE AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. You will also be able to obtain these documents, when they are filed, free of charge, from Valley at https://ir.valleynationalbank.com. Copies of the proxy statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Valley National Bancorp, Attention: Shareholder Relations Department, 70 Speedwell Avenue, Morristown, New Jersey 07960, or by calling (973) 305-3380 or to Providence Financial Corporation, Attention: Steve VanDrunen, 630 E 162nd St, South Holland, Illinois 60473, or by calling (888) 923-5664.

Participants in the Solicitation

Valley, Providence and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Providence in connection with the proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Information regarding Valley’s directors and executive officers is available in Valley’s Annual Report on Form 10-K for the year ended December 31, 2025, and Valley’s proxy statement, dated April 3, 2026, for its 2026 annual meeting of shareholders (the “Valley 2026 proxy statement”), which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Please refer to the sections captioned “Compensation of Directors,” “Stock Ownership of Management and Principal Shareholders,” “Item 2. Advisory Vote on our Named Executive Officer Compensation,” “Compensation Discussion and Analysis,” “Report of the Compensation Committee,” “Executive Compensation Tables,” “Equity Compensation Plan Information” and “CEO Pay Ratio” in the Valley 2026 proxy statement. Any changes in the holdings of Valley’s securities by Valley’s directors or executive officers from the amounts described in the Valley 2026 proxy statement have been reflected in Statements of Change in Ownership on Form 3, Form 4 or Form 5 filed with the SEC subsequent to the filing date of the Valley 2026 proxy statement and are available at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2026	VALLEY NATIONAL BANCORP

	By:	/s/ Travis Lan
Travis Lan
Senior Executive Vice President and Chief Financial Officer